Statements of Net Assets Available for Benefits - EBP 003 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments, at fair value	$ 405,985,829	$ 358,410,899
Receivables:
Notes receivable from participants	4,927,299	4,625,944
Employer supplemental contribution	4,239,238	5,377,213
Total receivables	9,166,537	10,003,157
Net assets available for benefits	$ 415,152,366	$ 368,414,056